UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

Montauk Renewables, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-39919	85-3189583
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 Andersen Drive, 5th Floor

Pittsburgh, PA 15220

(Address of Principal Executive Offices) (ZIP Code)

Telephone: (412) 747-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the closing of the initial public offering of the common stock (the ”Common Stock”) of Montauk Renewables, Inc. (the “Company”) on January 26, 2021, Montauk Holdings Limited (“MNK”) distributed the Common Stock to its shareholders and cancelled options held by the Company’s officers that had been granted by MNK’s board of directors to them under MNK’s Employee Share Appreciation Rights Scheme for US Affiliates, dated October 29, 2015.

On January 28, 2021, the Company’s Board of Directors (the “Board”) approved the grant of restricted stock and non-qualified stock option awards under the Montauk Renewables, Inc. Equity and Incentive Compensation Plan (the “Plan”) to the officers of the Company, including the President and Chief Executive Officer (the “CEO”), Chief Financial Officer (“CFO”), General Counsel (“GC”) and Vice President of Business Development (“VP”) in the following amounts: CEO – 695,889 shares of restricted stock and an option to purchase 313,455 shares of Common Stock; CFO – 354,161 shares of restricted stock and an option to purchase 159,827 shares of Common Stock; GC – 317,121 shares of restricted stock and an option to purchase 149,508 shares of Common Stock; and VP – 371,504 shares of restricted stock and an option to purchase 167,631 shares of Common Stock. The restricted stock and option awards are subject to vesting schedules that commence or conclude, in the case of the option awards, on the one-year anniversary of the grant date and are subject to the terms and conditions of the Plan and related award agreements including, in the case of the restricted stock awards, each officer making an election under Section 83(b) of the Internal Revenue Code. Additionally, on January 28, 2021, the Board approved the grants of 264 restricted stock units (with each unit representing one share of Common Stock) to each employee of the Company, including the aforementioned officers, under the Plan and which awards generally vest on the one-year anniversary of the grant date and are subject to the terms and conditions of the Plan and the related award agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Dated: February 2, 2021	By:	/s/ Kevin A. Van Asdalan
		Name:	Kevin A. Van Asdalan
		Title:	Chief Financial Officer